EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the "Report") of Revolutions Medical Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Rondald L. Wheet, the Chief Executive Officer and the Chief Financial Officer of the Registrant certify, to the best of my knowledge, information and

(1)	The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in allmaterial respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2009	/s/ Rondald L. Wheet
Rondald L. Wheet
Chief Executive Officer
Chief Financial Officer